UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2011

TIB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)

(239) 263-3344

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 7, 2011, TIB Financial Corp. (the “Company”), filed a Current Report on Form 8-K to report that NAFH National Bank (“NAFH Bank”), a subsidiary of the Company and North American Financial Holdings, Inc. (“NAFH”), had entered into an Agreement of Merger with Capital Bank (“Old Capital Bank”) on June 30, 2011 pursuant to which, on June 30, 2011, Old Capital Bank merged with and into NAFH Bank, with NAFH Bank continuing as the surviving entity under the new name “Capital Bank, National Association” (the “Merger”). In that filing, the Company indicated that it would file an amendment to the Form 8-K no later than September 16, 2011 to provide financial information to the extent required by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A is being filed to update the disclosures in Item 2.01 and to provide financial information to the extent required by Item 9.01.

Prior to the Merger, NAFH Bank acquired assets and assumed liabilities of First National Bank of the South, Metro Bank of Dade County and Turnberry Bank (collectively, the “Failed Banks”) from the Federal Deposit Insurance Corporation (the “FDIC”, and, such transactions, the “Failed Banks Acquisitions”). In accordance with the guidance provided in Staff Accounting Bulletin Topic 1:K, “Financial Statements of Acquired Troubled Financial Institutions” (“SAB 1:K”), the Company has omitted certain financial information of the Failed Banks required by Rule 3-05 of Regulation S-X and the related pro forma financial information required under Article 11 of Regulation S-X. SAB 1:K provides relief from the requirements of Rule 3-05 of Regulation S-X and the related pro forma financial information required under Article 11 of Regulation S-X under certain circumstances, including transactions such as the Failed Banks Acquisitions, in which the registrant engages in an acquisition of a troubled financial institution for which historical financial statements are not reasonably available and in which federal assistance is an essential and significant part of the transaction.

Statements made or incorporated by reference into this Amendment, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the Company’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Cautionary Notice Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 as well as under the similar captions in the Registration Statement on Form S-1 filed by North American Financial Holdings, Inc. on June 23, 2011, as amended on September 6, 2011 (File No. 333-175108).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on July 7, 2011 is incorporated herein by reference.

On September 7, 2011, NAFH Bank (now renamed Capital Bank, National Association) (“Capital Bank”) consummated a merger with GreenBank, a wholly owned subsidiary of Green Bankshares, Inc. (“Green Bankshares”), an affiliate of the Company (the “GreenBank Merger”). The GreenBank Merger is further described in the Company’s Current Report on Form 8-K filed on July 13, 2011. As a result of the GreenBank Merger, the Company now owns approximately 22% of Capital Bank, with NAFH directly owning 19%, Green Bankshares owning 34% and Capital Bank Corporation owning the remaining 25%.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The information set forth in Item 9.01(a) of the Amendment to the Current Report on Form 8-K filed by the Company on July 13, 2011 (other than information incorporated therein by reference) is incorporated herein by reference. In addition, the Company has previously filed in such report the following financial statements: (1) Audited Statement of Assets Acquired and Liabilities Assumed of First National Bank of the South as of July 16, 2010, (2) Audited Statement of Assets Acquired and Liabilities Assumed

of Metro Bank of Dade County as of July 16, 2010 and (3) Audited Statement of Assets Acquired and Liabilities Assumed of Turnberry Bank as of July 16, 2010.

The information set forth in Item 8 of the Annual Report on Form 10-K filed by Capital Bank Corporation for the year ended December 31, 2010 is incorporated herein by reference.

The information set forth in Item 1 of the Quarterly Report on Form 10-Q filed by Capital Bank Corporation for the quarterly period ended June 30, 2011 is incorporated herein by reference.

(b)	Pro Forma Financial Information

The information set forth under the caption “Unaudited Pro Forma Condensed Combined Financial Information” in the Registration Statement on Form S-4 of North American Financial Holdings, Inc. is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Elliott Davis, PLLC

23.2	Consent of Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.

Date: September 16, 2011	By:	/s/ Christopher G. Marshall

Christopher G. Marshall
Chief Financial Officer